                             Exhibit 10(i)(G)(2)




                               Alexander's, Inc.
                               31 W. 34th Street
                           New York, New York  10001


                                        February 6, 1995


Vornado Realty Trust
Park 80 West, Plaza II
Saddle Brook, New Jersey 07663


                              Extension Agreement


Gentlemen:

          Reference is made to (1) that certain Real Estate Retention Agreement, dated July 20, 1992 (the "Retention Agreement"), among Vornado, Inc., predecessor in interest to Vornado Realty Trust, Keen Realty Consultants Inc. and Alexander's, Inc. ("Alexander's") and (2) that certain Management and Development Agreement, dated as of February 6, 1995 (the "Management Agreement"), between Alexander's, certain affiliates of Alexander's and other parties that are signatories thereto (collectively, "Owners") and Vornado Realty Trust ("Manager"). All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Management Agreement.

          The parties hereto hereby acknowledge and agree that the term of the Retention Agreement shall be extended so that the term of the Retention Agreement shall become coterminus with the term of the Management Agreement, as the same may be renewed in accordance with Article II, Section A of the Management Agreement; provided, however, that in no event will the term of the Retention Agreement expire prior to the present one-year term of the Retention Agreement.

          This letter agreement shall become effective on the Effective Date (as defined in the Management Agreement).

          This letter agreement (i) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and may not be modified or amended except pursuant to the terms of an instrument signed by the parties

Vornado Realty Trust                                                    -2-

hereto; (ii) shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns; and (iii) shall be governed by, and construed in accordance with, the laws of the State of New York.

                                   Very truly yours,



                                   Alexander's, Inc.



                                  By: /s/ Stephen Mann
                                      -------------------------
                                      Name: Stephen Mann
                                      Title: Chairman




Accepted and Agreed as of this
6th day of February, 1995.

Vornado Realty Trust



By:  /s/ Joseph Macnow
     ------------------------------
     Name: Joseph Macnow
     Title: Vice President,
             Chief Financial Officer